Business Combinations, Divestitures and Discontinued Operations and Selected Financial Information by Operating Segment and Line of Business - Summary of Purchase Price Allocation (Detail) - Assets and liabilities classified as held for sale [member] - Dominican Republic [member] - USD ($)
$ in Millions
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of Discontinued Operations [line items]
Current assets	$ 144	$ 326
Property, machinery and equipment	310	733
Other non-current assets and goodwill	53	161
Total assets	507	1,220
Current liabilities	122	291
Non-current liabilities	15	113
Total liabilities	137	404
Net assets sold or held for sale	$ 370	$ 816